Exhibit 32

SECTION 1350 CERTIFICATION

             The undersigned certify that:

(1)        The accompanying Quarterly Report on Form 10-Q/A for the period ended September 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2008	/s/ Scott F. Drill
Scott F. Drill President and Chief Executive Officer (principal executive officer)

Date: March 7, 2008	/s/ Justin W. Shireman
Justin W. Shireman Vice President, Finance and Chief Financial Officer (principal financial officer)